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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 19, 1998

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
     COMMUNICATIONS INSTRUMENTS,                        NORTH CAROLINA                56-182-82-70
               INC.
(Exact name of registrant as specified in its           (State or other              (I.R.S. Employer
 charter)                                               jurisdiction of             Identification No.
                                                         incorporation)

        1396 CHARLOTTE HIGHWAY
        FAIRVIEW, NORTH CAROLINA                                                          28730
(Address of principal executive offices)                                                (Zip Code)
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                                (704) 628-1711
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
         (Former name or former address, if changed since last report)
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Item 2.  ACQUISITION AND DISPOSITION OF ASSETS

     On June 19, 1998, the registrant acquired all of the outstanding capital stock of Corcom, Inc., an Illinois corporation ("Corcom") pursuant to the merger of RF Acquisition Corp., a newly formed wholly-owned subsidiary of the registrant, with and into Corcom (the "Merger"). The registrant paid $13.00 per share to the shareholders of Corcom in exchange for the shares received in the Merger (approximately $51.1 million in the aggregate). The registrant used the proceeds of $48.1 million of borrowings under a $60.0 million credit facility entered into with the Bank of America National Trust and Savings Association on the date of the Merger to finance the Merger. Corcom is an electromagnetic interference filter manufacturer located in Libertyville, Illinois. The registrant plans to continue to manufacture electromagnetic interference filters.

     The registrant published a press release regarding the Acquisition on June 19, 1998. A copy of such press release is included herein as Exhibit 99.1.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     The audited consolidated balance sheets for Corcom, Inc. for years ended December 31, 1997 and 1996, the audited consolidated statements of income, the audited consolidated statements of stockholders' equity, the audited consolidated statements of cash flows for the three years ended December 31, 1997, the unaudited consolidated balance sheet as of April 4, 1998, the unaudited consolidated statements of income, and the unaudited consolidated statements of cash flows for the thirteen weeks ended April 4, 1998 and March 29, 1997, together with a report of the independent public accountants, are hereby filed as a part of this Report on Form 8-K in the form as attached as Exhibit 99.2.

     (b)  PRO FORMA FINANCIAL INFORMATION

     At the time of this report, it is not possible to provide the required pro forma financial information relating to the acquisition. Such information will be filed as an amendment to this Report on Form 8-K within 60 days after the filing of this report.

     (c)  Exhibits

     2.1 Agreement and Plan of Merger, dated March 10, 1998, by and among the registrant, RF Acquisition Corp. and Corcom

     99.1 Press release dated June 19, 1998, published by the registrant

     99.2 Financial Statements of Business Acquired
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                                  Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              Communications Instruments, Inc.

Date: July 2, 1998                            By:
                                                 ------------------------------
                                              Name:  David Henning
                                              Title: Chief Financial Officer,
                                                     Assistant Secretary